Exhibit 19.1


  Ford Credit Auto Owner Trust 2003-A
  Monthly Servicing Report


  Collection Period                                                                                                       May, 2003
  Distribution Date                                                                                                       6/16/2003
  Transaction Month                                                                                                               5

  I. ORIGINAL DEAL PARAMETERS
  ---------------------------
                                         Dollar Amount       # of Contracts
  Original Portfolio:                  $3,149,999,805.03              175,985
  Original Securities:                                             Dollar Amount          Coupon              Legal Final Maturity
   Class A-1 Notes                                                 $577,000,000.00         1.363%                  October 15, 2003
   Class A-2 A Notes                                                640,000,000.00         1.620%                   August 15, 2005
   Class A-2 B Notes                                                640,000,000.00         1.360%                   August 15, 2005
   Class A-3 A Notes                                                285,000,000.00         2.200%                     July 17, 2006
   Class A-3 B Notes                                                285,000,000.00         1.370%                     July 17, 2006
   Class A-4 A Notes                                                211,452,000.00         2.700%                     June 15, 2007
   Class A-4 B Notes                                                211,000,000.00         1.400%                     June 15, 2007
   Class B-1 Notes                                                   52,733,000.00         3.160%                   August 15, 2007
   Class B-2 Notes                                                   37,250,000.00         1.720%                   August 15, 2007
   Class C Notes                                                     59,989,000.00         4.290%                 November 15, 2007
   Class D Certificates                                              59,989,000.00         5.000%                     July 15, 2009
                                                                     -------------
      Total                                                      $3,059,413,000.00

  II. COLLECTIONS
  ---------------
  Interest:                                                Simple Interest Loans       Precomputed Loans                     Total
  Interest Collections                                               $9,832,448.61                  $303.84           $9,832,752.45
  Repurchased Loan Proceeds Related to Interest                           3,930.57                     0.00                3,930.57
                                                                          --------                     ----                --------
      Total                                                          $9,836,379.18                  $303.84           $9,836,683.02
  Servicer Advances:
  Principal Advances                                                         $0.00                  $429.87                 $429.87
  Interest Advances                                                   2,220,913.73                   126.27            2,221,040.00
                                                                      ------------                   ------            ------------
      Total                                                          $2,220,913.73                  $556.14           $2,221,469.87
  Principal:
  Principal Collections                                             $62,946,459.13                $9,285.38          $62,955,744.51
  Prepayments in Full                                                28,256,185.15                     0.00           28,256,185.15
  Prepayments in Full Due to Administrative Repurchases                       0.00                     0.00                    0.00
  Repurchased Loan Proceeds Related to Principal                        335,979.57                     0.00              335,979.57
  Payahead Draws                                                              0.00                   716.11                  716.11
                                                                              ----                   ------                  ------
      Total                                                         $91,538,623.85               $10,001.49          $91,548,625.34
  Liquidation Proceeds                                                                                                $1,217,293.42
  Recoveries from Prior Month Charge-Offs                                                                                 38,775.45
                                                                                                                          ---------
      Total Principal Collections                                                                                    $92,804,694.21
  Principal Losses for Collection Period                                                                              $2,423,615.79
  Total Regular Principal Reduction                                                                                  $93,972,671.00
  Total Collections                                                                                                 $104,862,847.10

  III. FUNDS AVAILABLE FOR DISTRIBUTION
  -------------------------------------
  Total Collections                                                                                                 $104,862,847.10
  Reserve Account Release                                                                                                      0.00
  Reserve Account Draw                                                                                                         0.00
  Clean-up Call                                                                                                                0.00
  Net Swap Receipt, Tranche A2 B                                                                                               0.00
  Net Swap Receipt, Tranche A3 B                                                                                               0.00
  Net Swap Receipt, Tranche A4 B                                                                                               0.00
  Net Swap Receipt, Tranche B-2                                                                                                0.00
                                                                                                                               ----
      Total                                                                                                         $104,862,847.10



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  Ford Credit Auto Owner Trust 2003-A
  Monthly Servicing Report


  Collection Period                                                                                                       May, 2003
  Distribution Date                                                                                                       6/16/2003
  Transaction Month                                                                                                               5

  IV. DISTRIBUTIONS
  -----------------
  Servicing Fee:                                Amount Due          Amount Paid            Shortfall
   Total Amount                               $2,313,201.60        $2,313,201.60                $0.00
   Amount per $1,000 of Original Balance               0.76                 0.76                 0.00
  Net Swap Payment, Tranche A2 B                  $89,244.44
  Net Swap Payment, Tranche A3 B                 $160,708.33
  Net Swap Payment, Tranche A4 B                 $203,908.05
  Net Swap Payment, Tranche B-2                   $40,519.72
                                                                                                                      Change in
  Noteholders Interest:            Amount Due          Amount Paid           Shortfall  Carryover Shortfall Carryover Shortfall
   Class A1 Notes                   $218,617.72         $218,617.72                  $0.00                $0.00               $0.00
   Class A2 A Notes                  864,000.00          864,000.00                   0.00                 0.00                0.00
   Class A2 B Notes                  773,688.89          773,688.89                   0.00                 0.00                0.00
   Class A3 A Notes                  522,500.00          522,500.00                   0.00                 0.00                0.00
   Class A3 B Notes                  347,066.67          347,066.67                   0.00                 0.00                0.00
   Class A4 A Notes                  475,767.00          475,767.00                   0.00                 0.00                0.00
   Class A4 B Notes                  262,577.78          262,577.78                   0.00                 0.00                0.00
   Class B-1 Notes                   138,863.57          138,863.57                   0.00                 0.00                0.00
   Class B-2 Notes                    56,951.11           56,951.11                   0.00                 0.00                0.00
   Class C Notes                     214,460.68          214,460.68                   0.00                 0.00                0.00
                                     ----------          ----------                   ----                 ----                ----
      Total                       $3,874,493.42       $3,874,493.42                  $0.00                $0.00               $0.00
  Certificateholders Interest:
   Class D Certificates                $249,954.17         $249,954.17               $0.00                $0.00               $0.00
                                       -----------         -----------               -----                -----               -----
  Total Note and Cert. Interest:     $4,124,447.59       $4,124,447.59               $0.00                $0.00               $0.00
  Total Available for Principal Distribution   $97,930,817.37
  Principal Distribution Amounts
                    First Priority Distribution Amount $0.00
                    Second Priority Distribution Amount 0.00
   Third Priority Distribution Amount        41,647,086.81
   Regular Principal Distribution Amount    138,779,532.94
                                            --------------
      Principal Distribution Amount        $180,426,619.75
   Noteholder Principal Distributions:
    Class A1 Notes                                        $97,930,817.37
    Class A2 A Notes                                                0.00
    Class A2 B Notes                                                0.00
    Class A3 A Notes                                                0.00
    Class A3 B Notes                                                0.00
    Class A4 A Notes                                                0.00
    Class A4 B Notes                                                0.00
    Class B-1 Notes                                                 0.00
    Class B-2 Notes                                                 0.00
   Class C Notes                                                    0.00
                                                                    ----
      Total Note Principal Paid                           $97,930,817.37
  Certificateholder Principal Distributions:
   Class D Certificates                                            $0.00
                                                                   -----
  Total Note and Certificate Principal Paid:              $97,930,817.37
  Collections Released to Seller                                   $0.00
  Total Available for Distribution          $104,862,847.10
  Total Distribution (incl. Servicing Fee)  $104,862,847.10

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  Ford Credit Auto Owner Trust 2003-A
  Monthly Servicing Report


  Collection Period                                                                                                       May, 2003
  Distribution Date                                                                                                       6/16/2003
  Transaction Month                                                                                                               5

  V. DISTRIBUTION PER $1,000 OF ORIGINAL BALANCE           Principal                Interest                   Total
  ----------------------------------------------        Distribution            Distribution            Distribution
  Class A1 Notes                                              $169.72                   $0.38                  $170.10
  Class A2 A Notes                                               0.00                    1.35                     1.35
  Class A2 B Notes                                               0.00                    1.21                     1.21
  Class A3 A Notes                                               0.00                    1.83                     1.83
  Class A3 B Notes                                               0.00                    1.22                     1.22
  Class A4 A Notes                                               0.00                    2.25                     2.25
  Class A4 B Notes                                               0.00                    1.24                     1.24
  Class B-1 Notes                                                0.00                    2.63                     2.63
  Class B-2 Notes                                                0.00                    1.53                     1.53
  Class C Notes                                                  0.00                    3.58                     3.58
                                                                 ----                    ----                     ----
      Total Notes                                              $32.65                   $1.29                   $33.94
  Class D Certificates                                          $0.00                   $4.17                    $4.17
                                                                -----                   -----                    -----
  Total Notes and Certificates:                                $32.01                   $1.35                   $33.36

  VI. POOL BALANCE AND PORTFOLIO INFORMATION
  ------------------------------------------
                                                  Beginning of Period                                 End of Period
                                                     Balance       Pool Factor                      Balance        Pool Factor
  Aggregate Balance of Notes                $2,602,850,619.75       0.8677835              $2,504,919,802.38        0.8351336
  Class A1 Notes                               180,426,619.75       0.3126978                  82,495,802.38        0.1429737
  Class A2 A Notes                             640,000,000.00       1.0000000                 640,000,000.00        1.0000000
  Class A2 B Notes                             640,000,000.00       1.0000000                 640,000,000.00        1.0000000
  Class A3 A Notes                             285,000,000.00       1.0000000                 285,000,000.00        1.0000000
  Class A3 B Notes                             285,000,000.00       1.0000000                 285,000,000.00        1.0000000
  Class A4 A Notes                             211,452,000.00       1.0000000                 211,452,000.00        1.0000000
  Class A4 B  Notes                            211,000,000.00       1.0000000                 211,000,000.00        1.0000000
  Class B-1                                     52,733,000.00       1.0000000                  52,733,000.00        1.0000000
  Class B-2                                     37,250,000.00       1.0000000                  37,250,000.00        1.0000000
  Class C Notes                                 59,989,000.00       1.0000000                  59,989,000.00        1.0000000
  Class D Certificates                          59,989,000.00       1.0000000                  59,989,000.00        1.0000000
                                                -------------       ---------                  -------------        ---------
      Total                                 $2,662,839,619.75       0.8703760              $2,564,908,802.38        0.8383663
  Portfolio Information
  Weighted Average Coupon (WAC)                          5.20%                                           5.21%
  Weighted Average Remaining Maturity (WAM)              45.62                                           44.80
  Remaining Number of Receivables                      167,048                                         164,474
  Portfolio Receivable Balance               $2,775,841,918.33                               $2,681,848,544.03

  VII. OVERCOLLATERALIZATION INFORMATION
  --------------------------------------
  Specified Overcollateralization Amount                                                                     $11,068,486.41
  Specified Credit Enhancement Amount                                                                        $26,818,485.44
  Yield Supplement Overcollateralization Amount                                                             $120,645,011.09
  Target Level of Overcollateralization                                                                     $131,713,497.50




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  Ford Credit Auto Owner Trust 2003-A
  Monthly Servicing Report


  Collection Period                                                                                                       May, 2003
  Distribution Date                                                                                                       6/16/2003
  Transaction Month                                                                                                               5

  VIII. RECONCILIATION OF RESERVE ACCOUNT
  ---------------------------------------
  Beginning Reserve Account Balance                                                                          $15,749,999.03
  Specified Reserve Account Balance                                                                           15,749,999.03
  Reserve Release Amount                                                                                               0.00
  Reserve Account Draws                                                                                                0.00
  Interim Reserve Account Balance                                                                             15,749,999.03
  Reserve Account Deposits Made                                                                                        0.00
                                                                                                                       ----
  Ending Reserve Account Balance                                                                             $15,749,999.03
  Change in Reserve Account Balance                                                                                   $0.00

  IX. NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY
  ---------------------------------------------

  Liquidation Proceeds                                                                                                $1,217,293.42
  Recoveries from Prior Month Charge-Offs                                                                                $38,775.45
  Total Principal Losses for Collection Period                                                                        $2,423,615.79
  Charge-off Rate for Collection Period (annualized)                                                                          0.50%
  Cumulative Net Losses for all Periods                                                                               $2,743,244.13


  Delinquent Receivables:                                                            # of Contracts                         Amount
  31-60 Days Delinquent                                                                         1,616                $25,698,889.37
  61-90 Days Delinquent                                                                           195                 $2,969,714.09
  91-120 Days Delinquent                                                                           72                 $1,240,348.46
  Over 120 Days Delinquent                                                                         34                   $652,193.86

  Repossesion Inventory                                                                           168                 $2,975,745.83


  Ratio of Net Losses to the Average Pool Balance:
  Second Preceding Collection Period                                                                                        0.2046%
  Preceding Collection Period                                                                                               0.3920%
  Current Collection Period                                                                                                 0.5134%
  Three Month Average                                                                                                       0.3700%

  Ratio of 60+ Delinquent Contracts to Outstanding Receivables:

  Preceding Collection Period                                                                                               0.1479%
  Current Collection Period                                                                                                 0.1830%
  Three Month Average                                                                                                       0.1478%



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  Ford Credit Auto Owner Trust 2003-A
  Monthly Servicing Report


  Collection Period                                                                                                       May, 2003
  Distribution Date                                                                                                       6/16/2003
  Transaction Month                                                                                                               5

  Worksheet Information
  ---------------------

  Servicer Advances                                                           Simple Interest Loans              Precomputed Loans
  Beginning Servicer Advances                                                           $4,859,813.10                     $3,693.66
  New Advances                                                                           2,199,202.07                        556.14
  Servicer Advance Recoveries                                                            1,711,558.49                      1,483.06
                                                                                         ------------                      --------
  Ending Servicer Advances                                                              $5,347,456.68                     $2,766.74

  Current Month Interest Advances for Prepaid Loans                                        $21,711.66                         $0.00

  Payahead Account
  Beginning Payahead Account Balance                                                                                     $11,929.23
  Additional Payaheads                                                                                                         0.74
  Payahead Draws                                                                                                           1,019.95
                                                                                                                           --------
  Ending Payahead Account Balance                                                                                        $10,910.02



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